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                                                                   EXHIBIT 10.22

                             SUBSCRIPTION AGREEMENT


         This Subscription Agreement (the "Agreement"), dated as of April 21, 1999, has been executed by the undersigned (the "Subscriber") in connection with the offering and sale (the "Offering") of (i) an aggregate of up to $4,500,000 aggregate principal amount 6% Convertible Debentures due 2004 (the "Debentures") of Bio-Plexus, Inc., a Connecticut corporation (the "Company"), for a purchase price of $1,000 per $1,000 principal amount of Debentures, convertible into shares of common stock, no par value, of the Company (the "Common Stock"), and possessing such other rights and preferences as are set forth in the form of Debenture attached hereto as Exhibit A, (the "Form of Debenture") and (ii) warrants (the "Warrants") exerciseable for the purchase of up to 500,000 shares of Common Stock, and having such other rights and terms as set forth in the form of Warrant attached hereto as Exhibit B (the "Form of Warrant"). The solicitation of this Agreement and, if accepted by the Company, the offer and sale of the Debentures and the Warrants, are being made in reliance upon the provisions of Section 4(2) of the United States Securities Act of 1933, as amended (the "Securities Act") and Regulation D ("Regulation D") promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act.

         The shares of Common Stock issuable upon conversion of the Debentures (the "Underlying Debenture Shares") and the shares of Common Stock issuable upon exercise of the Warrants (the "Underlying Warrant Shares") are sometimes collectively referred to in this Agreement as the "Underlying Stock." The Debentures, the Warrants and the Underlying Stock issuable are sometimes collectively referred to in this Agreement as the "Securities." Upon the terms and subject to the conditions set forth herein, the Subscriber hereby agrees to purchase, and the Company hereby agrees to issue and sell the aggregate principal amount of Debentures set forth in this Agreement at the aggregate purchase price set forth in Section 14. In consideration of the mutual promises, representations, warranties and conditions set forth hereto, and intending to be legally bound hereby, the Company and the Subscriber hereby agree as follows:

1.       Agreement to Subscribe; the Subscriber

1.1      Purchase and Issuance of Debentures. On the basis of the
         representations and warranties contained in this Agreement and subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for the specified principal amount of Debentures and the specified number of Warrants upon and subject to the conditions set forth elsewhere in this Agreement and at the aggregate purchase price set forth in Section 14. The closing of the purchase (the "Closing") shall occur on April 21, 1999 (the "Closing Date"); provided that (a) the purchase price has been delivered by the Subscriber to the Company, a mutually acceptable escrow agent or as otherwise agreed between the parties (in immediately available funds via a wire transfer pursuant to instructions previously delivered for such purpose), (b) the principal amount of Debentures subscribed for hereby and such number of Warrants as agreed to herein shall have been issued and delivered by
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         the Company to the Subscriber, a mutually acceptable escrow agent or as otherwise agreed between the parties and (c) all other conditions precedent to the obligations of the Subscriber and the Company set forth herein shall have been satisfied or waived in writing.

1.2 Nature of the Subscriber. The Subscriber is either purchasing the Debentures and Warrants for its own account or as an agent for a principal (under a discretionary or similar account), in which case all of the representations, warranties, covenants and agreements of the Subscriber herein shall be deemed to apply to such principals and not to the Subscriber and to have been made by such principal and not by the Subscriber. In such case, the Subscriber so acting as agent represents and warrants that (a) its principals have confirmed to the Subscriber the accuracy of such representations and warranties with respect to its principals, and (b) the Subscriber has full authority to act on behalf of its principals in executing and delivering this Agreement and consummating the transactions contemplated hereby.

1.3 Company's Put Right. Beginning nine (9) months from the Closing Date and ending 90 days thereafter, the Company may exercise its option (the "Put Option"), without the consent of the holders of the Debentures and Warrants (the "Holders"), to obligate the Holders to purchase up to such principal amount of Debentures which brings the aggregate principal amount of the Debentures to be sold by the Company to $2,500,000 (the "Put Debentures"); provided, however, that the Holders shall not be obligated to purchase such amount of Debentures if the aggregate value of the Put Debentures is less than $500,000 or greater than $1,000,000. Furthermore, written notice of the Company's intention to issue and sell the Put Debentures (the "Put Notice Date") shall be given to each Holder not less than thirty (30) days prior to the date of issuance and sale of the Put Debentures (the "Put Closing Date"); provided, however, the Company may not issue such notice unless the following conditions are met or have been waived by the Holder: (i) the Company has obtained written approval from its shareholders, whether the transaction is viewed singly or is integrated with prior transactions, under the non-quantitative maintenance requirements for The Nasdaq Small-Cap Market (the "Nasdaq SmallCap") issuers, for the issuance of a number of shares of Common Stock which is greater than or equal to 20% of the number of shares of Common Stock outstanding as of the Closing Date, subject to Paragraph 12 of the Form of Debenture;
         (ii) the Registration Statement (as defined in Section 5.1 herein) has been declared effective and no stop order has been threatened for each of the 120 business days preceding the Put Notice Date; (iii) the Company has not elected to redeem the Debentures pursuant to Paragraph 6 of the Form of Debenture; (iv) the representations and warranties of the Company set forth in this Agreement are true and correct in all material respects as of the Put Closing Date as though made on such date; (v) the other conditions precedent to the obligations of the Subscriber and the Company set forth herein shall have been satisfied or waived in writing prior to the Put Closing Date; (vi) there has not been an announcement of a pending change in control at the Company;
         (vii) the trading in the Common Stock shall not have been suspended by the SEC or the National Association of Securities Dealers, Inc. (the "NASD"), the Common Stock shall not have been delisted from the Nasdaq



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         SmallCap, and trading in securities generally as reported by the Nasdaq
         SmallCap shall not have been suspended or limited or minimum prices shall not have been established on securities whose trades are reported by the Nasdaq SmallCap (excluding disruptions from business announcement that result in any halt(s) in trading of not more than one
         (1) day on each occasion); (viii) the sum of: (a) the remaining outstanding principal amount of the Debentures and (b) the Put Debentures is less than 10% of the current market capitalization of the Company; (ix) the Closing Price (as defined in the Form of Debenture) of the Company for the 20 days prior to the Put Notice Date has been greater than or equal to the Closing Price of the Company on the Closing Date; and (x) no event shall have occurred which has had, in the Subscriber's sole discretion, a Material Adverse Effect (as defined in Section 3.6 herein). The obligation of the Subscriber hereunder to acquire and pay for the Put Debentures on the Put Closing Date is subject to the satisfaction by the Company of the following conditions:
         (i) the Registration Statement (as defined in Section 5.1 herein) has been effective and no stop order has been threatened for each of the 120 business days preceding the Put Notice Date; (ii) the representations and warranties of the Company set forth in this Agreement are true and correct in all material respects as of the Put Closing Date as though made on such date; (iii) the other conditions precedent to the obligations of the Subscriber and the Company set forth herein shall have been satisfied or waived in writing prior to the Put Closing Date; (iv) there has not been an announcement of a pending change in control at the Company; (v) the trading in the Common Stock shall not have been suspended by the SEC or the NASD, the Common Stock shall not have been delisted from the Nasdaq SmallCap, and trading in securities generally as reported by the Nasdaq SmallCap shall not have been suspended or limited or minimum prices shall not have been established on securities whose trades are reported by the Nasdaq SmallCap (excluding disruptions from business announcement that result in any halt(s) in trading of not more than one (1) day on each occasion); (vi) the sum of: (a) the remaining outstanding principal amount of the Debentures and (b) the Put Debentures is less than 10% of the current market capitalization of the Company; (vii) the Closing Price (as defined in the Form of Debenture) of the Company for the 20 days prior to the Put Notice Date has been greater than or equal to the Closing Price of the Company on the Closing Date; (viii) the average Closing Price of the Company for the period from the Put Notice Date through, and including, the Put Closing Date has not been less than 90% of the closing bid price on the Put Notice Date; and (ix) no event shall have occurred which has had, in the Subscriber's sole discretion, a Material Adverse Effect (as defined in Section 3.6 herein). The Conversion Price (as defined in the Form of Debenture) of the Put Debentures shall be identical to that of the Debentures. The Company shall only be entitled to exercise the Put Option on one occasion.

1.4 Holders' Call Right. Beginning twelve (12) months from the Closing Date and ending 90 days thereafter, each of the Holders may exercise its option (the "Call Option"), without the consent of the Company, to obligate the Company to sell up to such amount of Debentures which brings the aggregate value of the Debentures to $2,500,000 (the "Call Debentures"); provided, however, that the Company shall not be obligated to sell such amount of Debentures if the aggregate value of the Call Debentures is less than $500,000



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         or greater than $1,000,000. The Conversion Price of the Call Debentures shall be identical to that of the Debentures. Each Holder shall only be entitled to exercise its Call Option on one occasion.

1.5 Conditions Precedent to the Obligation of the Company to Sell the Debentures. The obligation hereunder of the Company to issue and sell the Debentures to the Subscriber is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. Each of these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

         (a) Accuracy of the Subscriber's Representations and Warranties. The representations and warranties of the Subscriber shall be true and correct as of the date when made and in all material respects as of the Closing Date as though made at each such time.

         (b) Performance by the Subscriber. The Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Subscriber at or prior to the Closing.

         (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement, and no valid proceeding shall have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated hereby.

         (d) Legal Investment. At the time of the Closing, the purchase of the Securities by the Subscriber shall be legally permitted by all statutes, rules and regulations to which the Subscriber and the Company are subject.

         (e) Officer's Certificate. The Subscriber shall have delivered to the Company a certificate in form and substance reasonably satisfactory to the Company, executed by an authorized representative of the Subscriber, to the effect that all the conditions to the Closing shall have been satisfied and that the representations and warranties of the Subscriber contained in the Agreement are true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on the date hereof.

1.6 Conditions Precedent to the Obligation of the Subscriber to Purchase the Debentures and Warrants. The obligation of the Subscriber hereunder to acquire and pay for the Debentures and Warrants is subject to the satisfaction, at or before the Closing, of each of the following conditions. Each of these conditions is for the Subscriber's sole benefit and may be waived in writing by the Subscriber at any time in its sole discretion.



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         (a)      Accuracy of the Company's Representations and Warranties. The
                  representations and warranties of the Company shall be true and correct as of the date when made and in all material respects as of the Closing Date as though made at each such time.

         (b) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

         (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits or adversely effects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated hereby.

         (d) Adverse Changes. For the period from December 31, 1998 until Closing, except as (i) publicly disclosed in the Company's press releases or filings (the "Exchange Act Reports") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) issued or made on or prior to the date hereof listed on Schedule 1.6(d) hereto (collectively, "Prior Public Disclosures"), or (iii) disclosed to and acknowledged in writing by the Company and the Subscriber, no event shall have occurred or be threatened to occur which has had or is likely to have a Material Adverse Effect (as defined in Section 3.6 hereof) on the Company.

         (e) No Suspension of Trading in or Delisting of Common Stock. The trading in the Common Stock shall not have been suspended by the SEC or the NASD; the Common Stock shall not have been delisted from the Nasdaq SmallCap and the Company shall not have received any notice of threatened or pending proceedings for delisting the Common Stock from the Nasdaq SmallCap; and trading in securities generally as reported by the Nasdaq SmallCap shall not have been suspended or limited or minimum prices shall not have been established on securities whose trades are reported by the Nasdaq SmallCap.

         (f) Legal Opinion. The Company shall have delivered to the Subscriber opinions of independent counsel to the Company, each substantially in the form of Exhibit C attached hereto.

         (g) Officer's Certificate. The Company shall have delivered to the Subscriber a certificate in form and substance reasonably satisfactory to the Subscriber, executed by an executive officer of the Company, to the effect that all the conditions to the Closing shall have been satisfied and that the representations and warranties of the Company contained in the Agreement are true and correct in all



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                  respects on and as of the date hereof with the same force and effect as though such representations and warranties had been made on the date hereof.

         (h) Registration Rights Agreement. The Company and the Subscriber shall have entered into the Registration Rights Agreement contemplated by Section 5.1.

         (i) Debentures. The Company shall have executed and delivered the Debentures substantially in the form attached hereto in the Form of Debenture.

         (j) Warrants. The Company shall have executed and delivered the Warrants substantially in the form attached hereto in the Form of Warrant.

         (k) Reservation of Shares. The Company shall have reserved such number of shares of Common Stock as is required pursuant to
                  Section 5.2.

         (l) Legal Investment. At the time of the Closing, the purchase of the Securities by the Subscriber shall be legally permitted by all statutes, rules and regulations to which the Subscriber and the Company are subject.

         (m) Other Matters. The Company shall have delivered to the Subscriber a certificate of good standing and tax status of the Company certified as of a recent date by the Secretary of State of the State of Connecticut, and from each other jurisdiction in which the Company is qualified to do business.


2.       Representations and Warranties of Subscriber

         The Subscriber represents and warrants to the Company that:

2.1 No Government Recommendation or Approval. The Subscriber understands that no United States federal or state agency or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company or of the Offering.

2.2 Intent. The Subscriber is purchasing the Securities for its own account and not with a view towards distribution and the Subscriber has no present arrangement to sell the Securities to or through any person or entity; provided, however, that by making the representation herein, the Subscriber does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition. The Subscriber understands that the Securities must be held indefinitely unless such Securities are subsequently registered under the Securities Act or an exemption from registration is available. The Subscriber has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act.



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2.3      Sophisticated Investor. The Subscriber is an "accredited investor" (as defined in Rule 501 of Regulation D), and the Subscriber has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. The Subscriber acknowledges that the Securities are speculative, illiquid and involve a high degree of risk.

2.4 Independent Investigation. The Subscriber, in making the decision to purchase the Debentures subscribed for hereunder, has relied upon an independent investigation made by it and/or its representatives and has not relied on any information or representations made by third parties or on any oral or written representations or assurances from the Company or any representative or agent of the Company other than as set forth in this Agreement, the Registration Rights Agreement, the Debenture and the Prior Public Disclosures. The Subscriber has had a reasonable opportunity to ask questions of, and receive answers and documents from, the Company concerning the Company and the Offering. The Subscriber acknowledges that the price and terms of the Debentures offered hereby have been determined by negotiation based in part on the market price for the Common Stock, and that it does not necessarily bear any relationship to the assets, book value or potential performance of the Company or any other recognized criteria of value.

2.5 Authority. This Agreement has been duly authorized and validly executed and delivered by the Subscriber and is a valid and binding agreement enforceable in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

2.6 No Legal Advice from Company. The Subscriber acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. Except for any statements or representations of the Company made in this Agreement, the Registration Rights Agreement, the Debenture and the legal opinion called for by
         Section 1.6 hereof, the Subscriber is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

2.7 No Brokers. The Subscriber has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby.

2.8 Not an Affiliate. The Subscriber is not an officer, director or "affiliate" (as that term is defined in Rule 405 of Securities Act) of the Company.

2.9 Reliance on Representations and Warranties. The Subscriber understands that the Debentures are being offered and sold to it in reliance on specific provisions of United States federal and state securities laws and that the Company is relying upon the truth and


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         accuracy of the representations, warranties, agreements,
         acknowledgments and understandings of the Subscriber set forth in this Agreement in order to determine the applicability of such provisions.

3.       Representations and Warranties of Company

         The Company represents and warrants to the Subscriber that:

3.1      Company Status. The Company has registered its Common Stock pursuant to
         Section 12(g) of the Exchange Act, is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued listing of its Common Stock, and such Common Stock is currently listed and traded on the Nasdaq SmallCap.

3.2 Current Public Information. The Exchange Act Reports are the only filings made by the Company with the SEC since March 31, 1999 pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act. The Exchange Act Reports have been filed with the SEC on a timely basis.

3.3 No Directed Selling Efforts or General Solicitation in Regard to this Transaction. The Company has not conducted any general solicitation (as that term is used in Regulation D) with respect to any of the Securities, nor has it made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act.

3.4 Valid Issuance of Debentures and Common Stock. (a) The Company has an authorized capitalization consisting of 18,000,000 shares of Common Stock, no par value, and 3,000,000 shares of preferred stock, no par value. The Company has issued and outstanding on the date hereof (i) 13,448,998 shares of Common Stock, none of which shares are held in treasury and (ii) no shares of preferred stock. As of the date hereof, the Company has outstanding the following securities convertible into or exercisable or exchangeable for Common Stock (the "Derivative Securities"): warrants to purchase 932,628 shares of Common Stock and options to purchase 842,000 shares of Common Stock. From the date hereof to the Closing, there will be no changes in the authorized capital stock or Derivative Securities, except as contemplated by this Agreement. Other than as set forth in this Section and the 3,000,000 shares of Preferred Stock, no par value, previously authorized by the board of directors of the Company (the "Board of Directors"), there are no classes or series of preferred stock authorized, issued or reserved for issuance. There currently are no shares of Preferred Stock, no par value, of the Company issued and outstanding. The Company may not issue any shares of its Preferred Stock, no par value, for so long as the Debentures remain outstanding, unless such issuance is made in compliance with the terms and provisions of Sections 5.6 and 5.13(b) hereof.



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         (b) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; prior to the Closing Date, the authorized capitalization shall include the Debentures and the Warrants and upon issuance of the Debentures and the Warrants, and payment therefor as provided in this Agreement, the Debentures and the Warrants shall be duly and validly issued; the Underlying Debenture Shares issuable upon conversion of the Debentures, when issued and delivered in accordance with the terms of the Debentures, will be duly and validly issued, fully paid and non-assessable, obligations of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or at law) and shares of Common Stock have been duly reserved for issuance upon the exercise thereof pursuant to the conversion rights set forth in the Debentures; the Underlying Warrant Shares issuable upon exercise of the Warrants, when issued and delivered in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and non-assessable, obligations of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or at law) and shares of Common Stock have been duly reserved for issuance upon the exercise thereof pursuant to the exercise rights set forth in the Warrants; and the holders of outstanding capital stock of the Company are not and shall not be entitled to preemptive or other rights afforded by the Company to subscribe for the capital stock or other securities of the Company as a result of the sale of the Debentures, the Warrants or the issuance of Underlying Stock upon the conversion thereof.

3.5 Dilution. The number of shares of Common Stock issuable upon conversion of the Debentures may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines prior to conversion of the Debentures. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have a potentially dilutive effect. The Board of Directors has concluded, in its good faith business judgment, that such issuance is in the best interest of the Company. The Company specifically acknowledges that its obligation to issue the shares of Common Stock upon conversion of the Debentures is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

3.6 Organization and Qualification. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Connecticut and has the requisite corporate power to own its properties and assets and to carry on its business as now being conducted. The Company does not have any subsidiaries. The Company is duly



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         qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. "Material Adverse Effect" means (x) any material adverse change affecting the legality, validity or enforceability of the Debentures, Warrants, this Agreement or the Registration Rights Agreement (any such document, a "Transaction Document"), (y) any event which would adversely impair the Company's ability to perform fully on a timely basis the obligations under any Transaction Document or (z) any material adverse effect on the business, operations, properties or financial condition of the Company.

3.7 Authorization; Enforcement. (a) The Company has the requisite corporate power and authority to enter into and perform the transactions contemplated by this Agreement and each of the Transaction Documents, to issue the Debentures and the Warrants in accordance with the terms hereof and to perform its obligations under the terms of the Debentures and the Warrants; (b) the execution and delivery of this Agreement and each of the Transaction Documents, the issuance and delivery of the Debentures, the issuance and delivery of the Warrants and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or shareholders is required (except the shareholder approval which may be required under the non-quantitative maintenance requirements for Nasdaq SmallCap issuers); (c) this Agreement has been, and on or before the Closing Date each of the Transaction Documents will be, duly executed and delivered by the Company; and (d) this Agreement constitutes, and upon execution and delivery thereof each of the Transaction Documents shall constitute, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

3.8 Corporate Documents. The Company has furnished or made available to the Subscriber true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-Laws, as in effect on the date hereof (the "By-Laws"; together with the Certificate of Incorporation, the "Charter Documents"), certified in each case by the Secretary of the Company. The Company is not in violation of any of the provisions of its Charter Documents or other organizational documents.

3.9 No Conflicts. The execution, delivery and performance of this Agreement, including the conversion of the Debentures or the Warrants into Common Stock, the Registration Rights Agreement, the issuance of the Debentures, the Warrants, the Underlying Debenture Shares upon conversion of the Debentures, the Underlying Warrant Shares upon exercise of the Warrants and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) result in a violation of the

         Charter Documents or (ii) result in the creation of any lien, charge, security interest or encumbrance upon any of the assets of the Company pursuant to the terms or provisions of or, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The business of the Company is not being conducted in violation of any law, ordinance or regulations of any governmental entity, except for violations or potential violations which either individually or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation in the United States to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement or issue and sell the Debentures, the Warrants or the Underlying Stock in accordance with the terms hereof and thereof (other than any SEC, NASD, Nasdaq SmallCap or state securities filings which may be required to be made by the Company subsequent to the Closing, and any registration statement which may be filed pursuant to the Registration Rights Agreement).


3.10 Exchange Act Reports. The Company has delivered or made available to the Subscriber true and complete copies of the Exchange Act Reports (including, without limitation, proxy information and solicitation materials). As of their respective dates, the Exchange Act Reports complied (and as of its effective date, the Registration Statement for the Underlying Stock will comply) in all material respects with the requirements of the Exchange Act (or in the case of such Registration Statement, the Securities Act) and the rules and regulations of the SEC promulgated thereunder and other applicable federal, state and local laws, rules and regulations, and none of the Exchange Act Reports contained (and, as of its effective date, such Registration Statement will not contain) any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements of the Company included in the Exchange Act Reports or incorporated by reference in the Registration Statement comply in all material respects as to form with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto or (b) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in Schedule 3.10, the Company has timely filed (including filing such documents by incorporation by reference) all agreements or documents to which the Company is a party that are required to be filed as exhibits to the Exchange Act Reports.

3.11 No Material Adverse Change. Since December 31, 1998, the date through which the most recent Annual Report of the Company on Form 10-K has been prepared and filed with the SEC, except as disclosed in the Prior Public Disclosures or as disclosed by the Company to the Subscriber and acknowledged in writing by the Subscriber, no Material Adverse Effect has occurred or exists with respect to the Company.

3.12 No Brokers. Except as set forth on Schedule 3.12, the Company has not taken any action which would give rise to a claim by any person for brokerage commissions, finder's fees or similar payments by the Subscriber relating to this Agreement or the transactions contemplated hereby.

3.13 Effectiveness of SEC Filings. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

3.14 No Material Litigation Proceedings. Except as disclosed in the Exchange Act Reports, the Company is not a party to or the subject of any litigation, arbitration or other proceeding which if adversely determined would individually or in the aggregate have a Material Adverse Effect. Except as set forth on Schedule 3.14 hereto, there is no action, suit, proceeding or investigation pending, or, to the knowledge of the Company, threatened, against the Company before or by any court, regulatory body or administrative agency or any other governmental agency or body, domestic or foreign, or any action, suit, proceeding or investigation pending, or, to the knowledge of the Company, threatened, which challenges the validity of any action taken by the Company or to be taken pursuant to or in connection with this Agreement, the Registration Rights Agreement or the issuance of the Debentures.

3.15 Governmental Approvals. The Company has obtained approval of the United States Food and Drug Administration (the "FDA"), or other regulatory agency, for each of the products that it currently offers and for each component included in such products, to the extent that such approval is required.

3.16 Intellectual Property. Except as set forth in Schedule 3.16A, the Company has full and exclusive right, title and interest in, free and clear of all liens or other encumbrances to its patents. The Company has filed the patent applications set forth on Schedule 3.16B. Except as set forth on Schedule 3.16C, there is (i) no pending or, to the knowledge of the Company, threatened claim or challenge of or proceeding for infringement, misuse or misappropriation of or interference with any intellectual property owned, licensed or controlled by any third party arising out of any product or process now being used, manufactured or distributed, or ever having been used, manufactured or distributed at any time previously, by or on behalf of the Company and (ii) no pending or threatened or potential claim, challenge or proceeding by the Company against any third party for infringement, misuse or misappropriation of or interference with any intellectual property owned, licensed or controlled by the Company.

3.17 No Integration. Neither the Company nor any of its affiliates nor any person acting on the Company's behalf has, directly or indirectly, at any time within the past six (6) months made, nor will any such party make within six (6) months of the Closing Date, any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby.

3.18 Investment Company. The Company is not, and is not controlled by or under common control with an affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

3.19 Consents and Approvals. Except as specifically set forth in Schedule 3.19, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of any of the Transaction Documents, other than (i) the filing of the Registration Statement with the SEC, which shall be filed in accordance with and in the time periods set forth in the Registration Rights Agreement, and
         (ii) any filings, notices or registrations under applicable federal and state securities laws (together with the consents, waivers, authorizations, orders, notices and filings referred to in Schedule 3.19, the "Required Approvals"). A "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

3.20 Solicitation Materials. The Company has not distributed any offering materials in connection with the offering and sale of the Securities. The Company confirms that it has not provided the Subscribers or their agents or counsel with any information that constitutes or might constitute material non-public information. The Company understands and confirms that the Subscribers shall be relying on the foregoing representations in effecting transactions in securities of the Company.

3.21 Exclusivity. The Company shall not issue and sell the Debentures or the Warrants to any Person other than the Subscribers pursuant to this Agreement other than with the prior written consent of each of the Subscribers.

3.22 Permits. The Company possesses all franchises, certificates, licenses, authorizations and permits or similar authority necessary to conduct its business as described in the Prior Public Disclosures except where the failure to possess such permits would not, individually or in the aggregate, have a Material Adverse Effect ("Material Permits"), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.


3.23 Insurance. The Company maintains property and casualty, general liability, workers' compensation, environmental hazard, personal injury and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with industry standards. The Company has not received notice from, or has any knowledge of any threat by, any insurer (that has issued any insurance policy to the Company) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

3.24 Taxes. All applicable tax returns required to be filed by the Company have been filed, or if not yet filed have been granted extensions of the filing dates which extensions have not expired, and all taxes, assessments, fees and other governmental charges upon the Company or upon any of its respective properties, income or franchises, shown in such returns and on assessments received by the Company to be due and payable have been paid, or adequate reserves therefor have been set up if any of such taxes are being contested in good faith; or if any of such tax returns have not been filed or if any such taxes have not been paid or so reserved for, the failure to so file or to pay would not in the aggregate or individually have a Material Adverse Effect.

3.25 No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any securities under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of the NASD, as applicable.

3.26 Year 2000 Compliance. The Company has initiated a review and assessment of all areas within its business and operations that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Company may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based on the foregoing, except as set forth on Schedule 3.26, the Company believes that the computer applications that are currently material to its business and operations are reasonably expected to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000, except to the extent that a failure to do so would not reasonably be expected to have a Material Adverse Effect.

3.27 Schedules. The Schedules to this Agreement furnished by or on behalf of the Company do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not misleading.

3.28 Form S-3 Eligible. The Company meets the requirements for use of Form S-3 under the Securities Act.

4.       Covenants of the Subscriber

4.1 Resales. The Subscriber shall not make any offers or sales of the Securities other than pursuant to a registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act. The Subscriber will comply with applicable prospectus delivery requirements.

5. Covenants of the Company. For so long as any of the Debentures remain outstanding, the Company covenants to the Subscriber as follows:

5.1 Registration Rights. The Company will file within 30 days of the date hereof, and use its best efforts to cause to become effective, as promptly as possible, but in no event later than 90 days after the date hereof, a registration statement ("Registration Statement") on Form S-3 under the Securities Act covering the resale of the Underlying Stock issuable on conversion of the Debentures and shall take all action necessary to qualify the Underlying Stock under all applicable state "blue sky" laws, in accordance with terms of the Registration Rights Agreement (the "Registration Rights Agreement") in the form of Exhibit D hereto, which the Company and the Subscriber shall enter into at the Closing of this Agreement.

5.2 Reservation of Common Stock. As of the Closing, the Company will reserve and the Company shall continue to reserve and keep available at all times after the Closing, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy two times the number of shares necessary to satisfy any obligation to issue shares of its Common Stock upon (i) conversion of the Debentures, as if all the Debentures were converted as of the Closing and at all times thereafter, and (ii) exercise of the Warrants, as if the Warrants were exercised as of the Closing and at all times thereafter. The number of shares so reserved may be reduced by the number of shares actually delivered pursuant to conversion of a portion of the Debentures (provided that in no event shall the number of shares so reserved be less than one and a half times the number required to satisfy the remaining conversion rights on the unconverted Debentures and the unexercised Warrants) and the number of shares so reserved shall be increased to reflect stock splits and stock dividends and distributions.

5.3 Listing of Underlying Shares. The Company hereby agrees, promptly following the Closing of the transaction contemplated by this Agreement, to take such action to cause the Underlying Stock to be listed on Nasdaq SmallCap as promptly as possible but no later than the effective date of the Registration Statement referred to in Section
         5.1. The

         Company further agrees, if the Company applies to have the Common Stock traded on any other principal stock exchange or market, that it will include in such application the Underlying Stock and will take such other action as is necessary to cause the Underlying Stock to be listed on such other exchange or market as promptly as possible. Until at least two (2) years after the last to occur of: the last of the Debentures has been converted into Underlying Debenture Shares or the last of the Warrants has been exercised for the Underlying Warrant Shares, (i) the Company will cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under such Exchange Act, will comply with all requirements related to any registration statement filed pursuant to this Agreement or the Registration Rights Agreement and will not take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act or the rules and regulations thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Securities Act and Exchange Act, except as permitted herein and (ii) the Company will take all action within its power to continue the listing and trading of its Common Stock on the Nasdaq SmallCap and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD.

5.4 Restrictions on Transferability; Legends on Certificates; Transfer Agent Instructions.

         (a) The Subscriber acknowledges and agrees that the Debentures, the Warrants and, when issued, the shares of Underlying Stock, will be issued pursuant to a private placement exemption from the registration requirements imposed by the Securities Act and applicable state securities laws and, as such, constitute "restricted securities" under such laws and may not be resold without registration under the Securities Act and state securities laws or pursuant to an exemption from such registration requirements. The Subscriber represents that it is familiar with the Securities Act and the rules and regulations promulgated thereunder as presently in effect, including, without limitation, Rule 144 promulgated under the Securities Act, and the requirements of applicable state securities laws and understands the limitations on resale of the Securities imposed thereby. Without in any way limiting the representations set forth above, the Subscriber further acknowledges and agrees not to sell or transfer any portion of the Debentures, the Warrants or the Underlying Stock unless (i) there is then an effective registration statement under the Securities Act and applicable state securities laws covering such proposed transfer and such transfer is made pursuant to such registration statement and otherwise in accordance with applicable securities laws, or (ii) the shares are transferred or sold in an exempt transaction under the Securities Act and applicable state securities laws and the Subscriber provides the Company and, if required, its counsel or transfer agent, with an opinion of counsel to such effect, which legal opinion shall in form and substance be reasonably acceptable to the Company.

         (b) The Subscriber acknowledges and agrees that, in light of the fact that the Debentures, the Warrants and the Underlying Stock constitute "restricted securities" the certificates representing such shares will bear a restrictive legend indicating the resale limitations imposed upon such Securities and that the stock transfer books of the Company (including any such books maintained on the Company's behalf by the transfer agent for its Common Stock) will bear a notation to such effect.

         (c) The Company covenants and agrees that, promptly following execution and delivery of this Agreement, it shall issue irrevocable instructions (the "Irrevocable Transfer Agent Instructions") to its transfer agent for its Common Stock, and any subsequent transfer agent, such instructions to be in form and substance acceptable to the Subscriber, to facilitate trades of the Underlying Stock and to permit the Subscriber to timely deliver within the required settlement period certificates representing such shares in connection with any transfer or disposition of the Underlying Stock. The Company further covenants and agrees that no instruction, other than the Irrevocable Transfer Agent Instructions, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. The Subscriber and the Company acknowledge and agree that their respective obligations pursuant to this Section 5.4 are subject to compliance by each of them with applicable securities laws. The Company covenants that it will use its best efforts to cause the Company's transfer agent to deliver certificates representing shares issued in connection with a transfer of Underlying Stock as promptly as practicable but in no event later than three (3) business days after delivery by the Subscriber of all required documentation in respect of such transfer to both the Transfer Agent and the Company as required pursuant to Paragraph 8(b) of the Debenture. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Subscribers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5.4 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5.4, that the Subscribers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

5.5 Corporate Existence. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

5.6 Right of First Refusal. In the event that at any time or from time to time during the 180 day period immediately following the Closing Date, the Company proposes to issue or sell any equity securities or debt securities which are convertible into or exchangeable for its Common Stock (other than (i) securities issued or sold pursuant to an underwritten public offering by the Company, (ii) securities issued or sold or in connection with a merger or consolidation or sale of all or substantially all of the Company's assets, (iii) securities issued under or pursuant to the Company's existing 1991 Long Term Incentive Plan or 1995 Non-Employee Director's Stock Option Plan, (iv) securities issued upon exercise of outstanding warrants or options and (v) securities issued to any unaffiliated third party that is a strategic partner and which involves the issuance of securities and one or more of the following: a transfer of technology, the sale by the Company of products or services, or the purchase by the Company of the products or services of such third party, whether singly or together with other securities), then the Company shall give written notice (the "Proposal Notice") to the Subscriber of such proposed issuance, specifying the terms and conditions thereof in reasonable detail, and the Subscriber shall have the right, exercisable by written notice delivered within 30 days of the date of receipt by the Subscriber of the Proposal Notice, to subscribe for and purchase all or some of the Common Stock or other securities proposed to be issued, on the same terms and conditions specified in the Proposal Notice.

5.7 Use of Proceeds. The Company shall use all the proceeds received from the sale of the Securities pursuant to this Agreement for general corporate purposes, including working capital.

5.8 Notice of Adverse Change. The Company will notify the Subscriber promptly (but in any event within seven days) after becoming aware of the existence of any condition or event which has had a Material Adverse Effect on the Company.

5.9 Dividends and Distributions. The Company shall not make or fix a record date for the determination of holders of Common Stock or other equity securities or declare a cash dividend or other distribution payable in cash or property of the Company, until the Company has delivered to the Subscriber all of the shares of Common Stock issuable upon conversion of the Debentures or paid all sums of cash due to such Subscriber upon redemption of the Debentures, as applicable, such that after such delivery or payment upon any such conversion or redemption no more than 10% of the Debentures issued on the Closing Date remain outstanding; provided, however, that nothing in this Section 5.9 shall prevent or restrict the right of the Company to declare and pay dividends on such securities payable in the form of shares of Common Stock.

5.10 Filing of Current Report on Form 8-K. On or before the second business day following the Closing Date, the Company shall file a Current Report on Form 8-K with the SEC in a form reasonably acceptable to the Subscriber describing the terms of the transaction consummated at the Closing.

5.11 Form D. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Subscriber promptly after such filing.

5.12 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of any or all of such securities to any Subscriber.

5.13 Certain Agreements. (a) As long as any Subscriber owns Debentures, the Company shall not, without the consent of the holders of all of the Debentures then outstanding, (i) amend its Charter Documents or other organizational documents so as to adversely affect any rights of any Subscriber; (ii) declare, authorize, set aside or pay any dividend or other distribution with respect to the Common Stock as would adversely affect the rights of any Subscriber hereunder or under the Debentures;
         (iii) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock in any manner; or (iv) enter into any agreement with respect to any of the foregoing.

         (b) As long as any of the Debentures issued pursuant to this Agreement are still outstanding, the Company may, without the consent of the Holders, only engage in the following transactions: (i) issue any form of non-convertible debt; (ii) issue or sell any of its equity or debt securities which are convertible into or exchangeable for its Common Stock, so long as such securities are (A) restricted from being sold by the purchaser of such securities for a period of at least two (2) years, and (B) not issued on terms which are equal or less favorable to the Company than the terms set forth in the Transaction Documents; or
         (iii) issue or sell unregistered shares of Common Stock (the "Unregistered Shares") to existing shareholders, vendors, distributors or strategic partners of the Company, so long as such Unregistered Shares are (X) restricted from being sold for a period of at least one
         (1) year, and (Y) not sold for a discount greater than 10% of the Closing Price (as defined in the Debenture) of the Common Stock on the day of such sale or issuance; provided, however, that any transaction pursuant to this Section 5.13(b), must be in compliance with the provisions of Section 5.6 hereof.

5.14 Certain Acquisitions. Until the delivery by the Company to the Subscriber of the Underlying Debenture Shares, or all sums of cash upon redemption of the Debentures, as applicable, such that after such delivery upon any such conversion or redemption no more than 10% of the Aggregate Principal Amount (as defined in the Form of Debenture) of the Debentures issued on the Closing Date remain outstanding, the Company will not effect any acquisition of any business, whether through acquisition of assets or securities, unless, as evidenced in a detailed writing provided to the Subscribers prior to any such acquisition, either (i) the earnings before interest, taxes, depreciation and amortization ("EBITDA") of such acquired business for such acquired business' most recent four fiscal quarters completed prior to the date on which the agreement for such acquisition is entered into is at least $1 or (ii) the Company's projected net cash provided by or used for operating activities of the Company and its subsidiaries on a consolidated basis (including such acquired business) for the first six full calendar months following such acquisition (based on the historical burn rate of the Company and its subsidiaries on a consolidated basis (including such acquired business) for the six full calendar months prior to such acquisition) evidences either that at least $1 will be provided by operating activities or that the net amount of cash used in operating activities will not exceed the Company's and such acquired business' estimated cash position at the beginning of such six month period.

5.15     Notice of Breaches.

         (a) Each of the Company and each Subscriber shall give prompt written notice to the other of any breach of any representation, warranty or other agreement contained in this Agreement, the Debentures, the Warrants or the Registration Rights Agreement as well as any events or occurrences arising after the date hereof and prior to the Closing Date, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained herein to be incorrect or breached as of the Closing Date. However, no disclosure by any party pursuant to this Section 5.15 shall be deemed to cure any breach of any representation, warranty or other agreement contained herein or in the Registration Rights Agreement.

         (b) Notwithstanding the generality of Section 5.15(a), the Company shall promptly notify each Subscriber of any notice or claim (written or oral) that it receives from any lender of the Company to the effect that the consummation of the transactions contemplated by this Agreement, the Debentures, the Warrants or the Registration Rights Agreement violates or would violate any written agreement or understanding between such lender and the Company, and the Company shall promptly furnish by facsimile to each Subscriber a copy of any written statement in support of or relating to such claim or notice.

         (c) The default by any Subscriber of any of its obligations, representations or warranties under this Agreement or any of the Transaction Documents shall not be imputed to, and shall have no effect upon, any other Subscriber or affect the Company's obligations under this Agreement or any of the Transaction Documents to any non-defaulting Subscriber with respect to any outstanding Debentures, Warrants, Underlying Debenture Shares or Underlying Warrant Shares.

5.16 Authorized Shares of the Company. The Company agrees, as soon as practicable after the Closing, but no later than at the Company's next shareholder meeting, to use its best efforts to increase its authorized capitalization, consisting of 18,000,000 shares of Common Stock on the Closing Date, to 25,000,000 shares of Common Stock.

6.       Legends; Subsequent Transfer of Securities; Denominations

6.1 Legend. The Company will issue one or more Debentures certificates evidencing the Debentures in the name of the Subscriber and in such number of shares to be specified by the Subscriber prior to (or from time to time subsequent to) Closing. The Debentures, and any shares of Common Stock issued upon conversion thereof, will bear the following legend (the "Legend"):

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY

                  STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

         Following the effectiveness of the Registration Statement, the Company will issue certificates representing the Securities without the Legend to any transferee other than holders who are "affiliates" of the Company (as such term is defined under the Securities Act), promptly upon request, if (i) the holder thereof is permitted to dispose of such Securities pursuant to Rule 144(k) under the Securities Act, (ii) the Securities are sold to a purchaser or purchasers in a transaction exempt from registration under the Securities Act, as evidenced by an opinion of counsel to the transferor delivered and reasonably satisfactory in form and substance to the Company or (iii) the Securities are sold to a purchaser or purchasers pursuant to an effective registration statement and the prospectus delivery requirements under the Securities Act are met.

6.2 Subscriber's Compliance. Nothing in this Section 6 shall affect in any way the Subscriber's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.

6A.      Payment Set Aside

         To the extent that the Company makes a payment or payments to the Subscriber hereunder or pursuant to the Registration Rights Agreement or the Form of Debenture or the Subscriber enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

7.       Governing Law; Jurisdiction

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW, EXCEPT FOR MATTERS ARISING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT WHICH MATTERS SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH SUCH LAWS.

8.       Assignment; Entire Agreement; Amendment

8.1 Assignment. Neither this Agreement nor any rights hereunder may be assigned by either party without the prior written consent of the other party hereto; provided, however, the Subscriber may assign its rights under this Agreement to an affiliate of the Subscriber who agrees to be bound by the terms hereof. To the extent that the Subscriber assigns this Agreement with the prior written consent of the Company or to an affiliate of the Subscriber, the provisions of this Agreement, the Form of Debenture and the Registration Rights Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Securities purchased by the Subscriber hereunder with respect to the Securities held by such person.

8.2 Entire Agreement; Amendment. This Agreement, the Debenture, the Warrant, the Registration Rights Agreement and the other documents delivered pursuant hereto and thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

9.       Publicity

         The Company and the Subscriber agree that neither of them will disclose or include in any public announcement, any information in respect of the transactions contemplated herein, including, without limitation, the name of the Subscriber, without the prior written consent of the other party hereto, except that nothing herein shall prevent or impede the right of either party to make such disclosure as is required by law or applicable regulation, to the extent that it determines in good faith, that it is legally obligated to do so; provided, however, the Company shall file with the SEC a Current Report on Form 8-K pursuant to Section 5.10 herein. Except as may be required by law, the Company and the Subscriber shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and shall not issue any such press release or make any such public statement prior to such consultation.

10.      Notices, Etc.; Expenses; Indemnity

10.1 Notices. Any notice, demand or request required or permitted to be given by either the Company or the Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, by overnight courier service or by facsimile, with a hard copy to follow by overnight or two day courier, addressed to the other party at the address of the party set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing. Copies of all notices to the Subscriber shall be sent to its designee or representative and copies of all notices to the Company shall be sent to its President, or to such other corporate officer as it may hereafter designate.

10.2 Costs and Expenses. The Company shall be responsible for the Subscriber's legal fees and expenses, due and payable at Closing, incurred in connection with entering into this Agreement and the transactions contemplated hereby, but not to exceed $35,000 in the aggregate.

10.3 Indemnification. Each party shall indemnify the other against any loss, cost or damages (including reasonable attorney's fees and expenses) incurred as a result of such parties' breach of any representation, warranty, covenant or agreement in this Agreement.

10.4 Consent to Jurisdiction. The Company (including, but not limited to, its affiliates, subsidiaries, officers, directors and controlling persons) and each Subscriber hereby (i) irrevocably submits to the exclusive jurisdiction of any New York State court or Federal court sitting in the Borough of Manhattan, The City of New York in any action related to, connected with or arising out of, in whole or in part, this Agreement, the Debentures, the Warrants or the Registration Rights Agreement, including, but not limited to, transactions in the securities of the Company subsequent to the purchase by such Subscriber or Persons claimed to be affiliated with such Subscriber, (ii) agrees that all claims in such action shall be decided in such court, (iii) waives, to the fullest extent it may effectively do so, the defense of inconvenient forum and (iv) consents to the service of process by certified mail, return receipt requested. Nothing herein shall affect the right of any party to serve legal process in any manner permitted by law or affect its right to bring any action in any other court. The provisions of this Section 10.4 shall survive any termination or completion of this Agreement, the Debentures, the Warrants or the Registration Rights Agreement.

11.      Counterparts

         This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

12.      Survival; Severability

         The representations, warranties, covenants and agreements of the parties hereto shall survive the Closing for a period of one year notwithstanding any due diligence investigation conducted by or on behalf of the Subscriber; provided, however that representations, warranties, covenants and agreements which, by their terms survive for a period longer than one year shall survive for such longer period, as elsewhere set forth in this Agreement. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

13.      Titles and Subtitles

         The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

14.      Amount

         The undersigned hereby subscribes for an initial subscription amount of $2,500,000 aggregate principal amount of Debentures and up to an additional $2,000,000 aggregate principal amount of Debentures.

                            [SIGNATURE PAGES FOLLOW]

Subscriber's Representative         Name of the Subscriber:
                                    ___________________________________
______________________________


Name:

                                    By:

______________________________          By: ___________________________________
Address


______________________________
Telephone


                                    Date of Subscription: __________________

______________________________
Fax                                 Place of Execution: New York

                                    Place of Organization or Citizenship:

                                    Place of Residency and/or Principal Place of
                                     Business


                                               ________________________________

                                               ________________________________

                                              Attn: ___________________________

                                              (Telephone): ____________________

                                              (Fax): __________________________

                                              Registration instructions:

                                              (Name) (Please Print) ___________

         THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE 21st DAY OF APRIL, 1999.


                                  BIO-PLEXUS, INC.

                                  By: ________________________________
                                         Name:
                                         Title:
                                         Address: 129 Reservoir Road
                                                  Vernon, Connecticut 06066